SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                   FORM 8-K/A
                                (Amendment No. 1)

                                 CURRENT REPORT

     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934


       Date of Report                           March 29, 1999
       --------------                           --------------
 (Date of earliest event reported)              (June 4, 1998)


                             RANCON REALTY FUND IV,
                        A CALIFORNIA LIMITED PARTNERSHIP
             (Exact name of registrant as specified in its charter)


    California                      0-14207                    33-0016355
   (State or other              (Commission                   (IRS Employer
   jurisdiction of               File Number)            Identification Number)
   incorporation)


        400 South El Camino Real, Suite 1100, San Mateo, California 94402
                    (Address of principal executive offices)

Registrant's Telephone number, including area code:           (650) 343-9300
                                                              --------------














                              No exhibit required.

Rancon Realty Fund IV, A California Limited Partnership (the "Registrant") hereby (i) amends Item 7 of its Current Report on Form 8-K filed with the Securities and Exchange Commission on July 6, 1998, to incorporate notes to the pro forma financial statements and amend certain pro forma adjustments, and (ii) restates Items 2 and 7 in their entirety.

Item 2.       ACQUISITION OR DISPOSITION OF ASSETS

On June 4, 1998, Rancon Realty Fund IV, a California Limited Partnership, sold an apartment complex known as Shadowridge Woodbend Apartments ("Shadowridge"), a 240 unit apartment complex located in Vista, California, to CT Realty Corporation (the "buyer") for $16,075,000. The buyer is not affiliated with the Registrant or the Registrant's general partners. After paying off the underlying loan of the property and closing costs (including commissions and fees), the Registrant realized net proceeds of approximately $9,686,000.

Item 7.       FINANCIAL STATEMENTS

(b) PRO FORMA FINANCIAL STATEMENTS

The following unaudited pro forma consolidated balance sheet as of March 31, 1998 has been prepared to reflect the sale of Shadowridge as if such transaction had been completed on March 31, 1998. The following unaudited pro forma consolidated statements of operations for the three months ended March 31, 1998 and the year ended December 31, 1997, have been prepared to reflect the sale of Shadowridge as if the transaction was completed on January 1, 1997.

The pro forma consolidated financial information is unaudited and is not necessarily indicative of the results which would have occurred if the sale of Shadowridge had been consummated in the periods presented, or on any particular date, nor does it purport to represent the financial position, results of operations, or cash flows for future periods.


                                       Pro forma Consolidated Balance Sheet
                                               As of March 31, 1998
                                     (in thousands, except units outstanding)
                                                    (Unaudited)



                                                                                 Pro Forma
                                                             Historical          Adjustments           Pro Forma

Assets Investment in real estate:
   Rental property, net                                      $    32,524         $        --         $    32,524
   Land held for development, net                                  2,735                  --               2,735
   Rental property held for sale, net                             10,181             (10,181)                 --
   Land held for sale, net                                         3,994                  --               3,994
                                                             -----------         -----------         -----------
      Total real estate investments                               49,434             (10,181)             39,253


Cash and cash equivalents                                            957               9,686              10,643
Restricted cash                                                      369                  --                 369
Accounts and interest receivable                                     361                 (17)                344
Deferred financing costs and other fees, net                       1,371                  (1)              1,370
Prepaid expenses and other assets                                    822                 (17)                805
                                                             -----------         ------------        -----------
      Total assets                                           $    53,314         $      (530)        $    52,784
                                                             ===========         ============        ===========


Liabilities
   Notes payable                                             $    21,941         $    (5,820)        $    16,121
   Accounts payable and accrued expenses                             828                (100)                728
   Interest payable                                                   83                 (20)                 63
                                                             -----------         ------------        -----------
      Total liabilities                                           22,852              (5,940)             16,912

Commitments and contingent liabilities

Partners' equity (deficit):                                         (891)                283                (608)
   General partners
   Limited partners, 76,842 limited partnership
      units outstanding                                           31,353               5,127              36,480
                                                             -----------         -----------         -----------
         Total partners' equity                                   30,462               5,410              35,872
                                                             -----------         -----------         -----------
         Total liabilities and partners' equity              $    53,314         $      (530)        $    52,784
                                                             ===========         ===========         ===========


                                  Pro forma Consolidated Statement of Operations
                                     For the three months ended March 31, 1998
                           (in thousands, except units outstanding and per unit amounts)
                                                    (Unaudited)



                                                                                 Pro Forma
                                                             Historical          Adjustments          Pro Forma

Revenues:
   Rental income                                             $     1,910         $      (495)        $     1,415
   Interest and other income                                          10                  --                  10
                                                             -----------         -----------         -----------
      Total revenues                                               1,920                (495)              1,425
                                                             -----------         ------------        -----------

Expenses:
   Operating                                                         823                (235)                588
   Interest expense                                                  508                (116)                392
   Depreciation and amortization                                     347                  --                 347
   Loss on sale of land                                               11                  --                  11
   Expenses associated with land held
      for development                                                139                  --                 139
   General and administrative expenses                               310                  --                 310
                                                             -----------         -----------         -----------
      Total expenses                                               2,138                (351)              1,787
                                                             -----------         -----------         -----------

Net loss                                                     $      (218)        $      (144)        $      (362)
                                                             ===========         ===========         ===========


Net loss per limited partnership unit                        $     (2.83)        $     (1.87)        $     (4.70)
                                                             ===========         ===========         ===========

Weighted average number of limited
   partnership units outstanding during each
   period used to compute net loss per limited
   partnership unit                                               76,940              76,940              76,940
                                                             ===========         ===========         ===========


                                  Pro forma Consolidated Statement of Operations
                                       For the year ended December 31, 1997
                           (in thousands, except units outstanding and per unit amounts)
                                                    (Unaudited)


                                                                                 Pro Forma
                                                             Historical          Adjustments          Pro Forma

Revenues:
   Rental income                                             $     7,275         $    (1,877)        $     5,398
   Interest and other income                                          23                  --                  23
                                                             -----------         -----------         -----------
      Total revenues                                               7,298              (1,877)              5,421
                                                             -----------         -----------         -----------

Expenses:
   Operating                                                       3,166                (958)              2,208
   Depreciation and amortization                                   1,748                (342)              1,406
   Interest expense                                                1,887                (470)              1,417
   Loss on sale of land                                              253                  --                 253
   Provision for impairment of real
      estate investments                                             947                  --                 947
   Expenses associated with
      undeveloped land                                               678                  --                 678
   Administrative                                                  1,240                  --               1,240
   Proposed dissolution costs                                        445                  --                 445
                                                             -----------         -----------         -----------
      Total expenses                                              10,364              (1,770)              8,594
                                                             -----------         -----------         -----------

Net loss                                                     $    (3,066)        $      (107)        $    (3,173)
                                                             ===========         ===========         ===========


Net loss per limited
   partnership units                                         $    (38.40)        $     (1.34)        $    (39.74)
                                                             ===========         ===========         ===========

Weighted average number of limited
   partnership units outstanding during period
   to compute net loss per limited
   partnership units                                              79,846              79,846              79,846
                                                             ===========         ===========         ===========

                             RANCON REALTY FUND IV,
                        A CALIFORNIA LIMITED PARTNERSHIP


                     Notes to Pro Forma Financial Statements


The accompanying Pro Forma Consolidated Balance Sheet as of March 31, 1998 and the Pro Forma Consolidated Statements of Operations for the three months ended March 31, 1998 and the year ended December 31, 1997, reflect the sale of the Shadowridge Woodbend Apartments ("Shadowridge") (as discussed in Item 2 on page
2) and include the following pro forma adjustments.

The $10,181,000 decrease in rental property held for sale reflects the net book value of Shadowridge as of March 31, 1998.

The increase in cash reflects the net cash proceeds upon the sale of the Shadowridge Woodbend Apartments.

The $5,820,000 decrease in notes payable reflects the payoff of the secured note upon the sale of the Shadowridge property.

The decreases in rental income, operating expense and depreciation and amortization reflect the operations of Shadowridge for the respective periods. The Registrant stopped depreciating the Shadowridge property effective December 31, 1997 upon classification of the property as "held for sale". Therefore, there is not an adjustment to depreciation expense during the three months ended March 31, 1998.

The decrease in interest expense for the periods presented represents the interest incurred on the note payable secured by the Shadowridge property.

The Registrant recognized a $5,468,000 gain on the sale of Shadowridge, which is not reflected in the accompanying unaudited pro forma consolidated financial statements.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                RANCON REALTY FUND IV,
                                a California Limited Partnership (Registrant)



Date:  March 29, 1999           By:    /s/ Daniel L. Stephenson
                                       ------------------------
                                       Daniel L. Stephenson
                                       Chief Executive Officer and
                                       Chief Financial Officer of
                                       Rancon Financial Corporation,
                                       General Partner of Rancon Realty
                                       Fund IV, a California Limited Partnership

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